Morgan Stanley Financials Conference June 13, 2017 Don McCree Vice Chairman, Head of Commercial Banking Exhibit 99.1

Forward-looking statements and use of key performance metrics and Non-GAAP financial measures
2
This
document
contains
forward-looking
statements
within
the
Private
Securities
Litigation
Reform
Act
of
1995.
Any
statement
that
does
not
describe
historical
or
current
facts
is
a
forward-looking
statement.
These
statements
often
include
the
words
“believes,”
“expects,”
“anticipates,”
“estimates,”
“intends,”
“plans,”
“goals,”
“targets,”
“initiatives,”
“potentially,”
“probably,”
“projects,”
“outlook”
or
similar
expressions
or
future
conditional
verbs
such
as
“may,”
“will,”
“should,”
“would,”
and
“could.”
Forward-looking
statements
are
based
upon
the
current
beliefs
and
expectations
of
management,
and
on
information
currently
available
to
management.
Our
statements
speak
as
of
the
date
hereof,
and
we
do
not
assume
any
obligation
to
update
these
statements
or
to
update
the
reasons
why
actual
results
could
differ
from
those
contained
in
such
statements
in
light
of
new
information
or
future
events.
We
caution
you,
therefore,
against
relying
on
any
of
these
forward-looking
statements.
They
are
neither
statements
of
historical
fact
nor
guarantees
or
assurances
of
future
performance.
While
there
is
no
assurance
that
any
list
of
risks
and
uncertainties
or
risk
factors
is
complete,
important
factors
that
could
cause
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements
include
the
following,
without
limitation:
negative
economic
conditions
that
adversely
affect
the
general
economy,
housing
prices,
the
job
market,
consumer
confidence
and
spending
habits
which
may
affect,
among
other
things,
the
level
of
nonperforming
assets,
charge-offs
and
provision
expense;
the
rate
of
growth
in
the
economy
and
employment
levels,
as
well
as
general
business
and
economic
conditions;
our
ability
to
implement
our
strategic
plan,
including
the
cost
savings
and
efficiency
components,
and
achieve
our
indicative
performance
targets;
our
ability
to
remedy
regulatory
deficiencies
and
meet
supervisory
requirements
and
expectations;
liabilities
and
business
restrictions
resulting
from
litigation
and
regulatory
investigations;
our
capital
and
liquidity
requirements
(including
under
regulatory
capital
standards,
such
as
the
Basel
III
capital
standards)
and
our
ability
to
generate
capital
internally
or
raise
capital
on
favorable
terms;
the
effect
of
the
current
low
interest
rate
environment
or
changes
in
interest
rates
on
our
net
interest
income,
net
interest
margin
and
our
mortgage
originations,
mortgage
servicing
rights
and
mortgages
held
for
sale;
changes
in
interest
rates
and
market
liquidity,
as
well
as
the
magnitude
of
such
changes,
which
may
reduce
interest
margins,
impact
funding
sources
and
affect
the
ability
to
originate
and
distribute
financial
products
in
the
primary
and
secondary
markets;
the
effect
of
changes
in
the
level
of
checking
or
savings
account
deposits
on
our
funding
costs
and
net
interest
margin;
financial
services
reform
and
other
current,
pending
or
future
legislation
or
regulation
that
could
have
a
negative
effect
on
our
revenue
and
businesses,
including
the
Dodd-Frank
Act
and
other
legislation
and
regulation
relating
to
bank
products
and
services;
a
failure
in
or
breach
of
our
operational
or
security
systems
or
infrastructure,
or
those
of
our
third
party
vendors
or
other
service
providers,
including
as
a
result
of
cyber
attacks;
and
management’s
ability
to
identify
and
manage
these
and
other
risks.
In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our board of directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends.
More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Part I, Item 1A in our Annual Report on Form
10-K for the year ended December 31, 2016, filed with the United States Securities and Exchange Commission on February 24, 2017.
Key
Performance
Metrics
and
Non-GAAP
Financial
Measures
and
Reconciliations
Key
Performance
Metrics:
Our
management
team
uses
key
performance
metrics
(KPMs)
to
gauge
our
performance
and
progress
over
time
in
achieving
our
strategic
and
operational
goals
and
also
in
comparing
our
performance
against
our
peers.
We
have
established
the
following
financial
targets,
in
addition
to
others,
as
KPMs,
which
are
utilized
by
our
management
in
measuring
our
progress
against
financial
goals
and
as
a
tool
in
helping
assess
performance
for
compensation
purposes.
These
KPMs
can
largely
be
found
in
our
periodic
reports
which
are
filed
with
the
Securities
and
Exchange
Commission,
and
are
supplemented
from
time
to
time
with
additional
information
in
connection
with
our
quarterly
earnings
releases.
Our
key
performance
metrics
include:
Return
on
average
tangible
common
equity
(ROTCE);
Return
on
average
total
tangible
assets
(ROTA);
Efficiency
ratio;
Operating
leverage;
and
Common
equity
tier
1
capital
ratio
(U.S.
Basel
III
fully
phased-in
basis).
In
establishing
goals
for
these
KPMs,
we
determined
that
they
would
be
measured
on
a
management-reporting
basis,
or
an
operating
basis,
which
we
refer
to
externally
as
“Adjusted”
or
“Underlying”
results.
We
believe
that
these
“Adjusted”
or
“Underlying”
results
provide
the
best
representation
of
our
financial
progress
towards
these
goals
as
they
exclude
items
that
our
management
does
not
consider
indicative
of
our
on-going
financial
performance.
KPMs
that
contain
“Adjusted”
or
“Underlying”
results
are
considered
non-GAAP
financial
measures.
Non-GAAP
Financial
Measures:
This
document
contains
non-GAAP
financial
measures.
The
tables
in
the
appendix
present
reconciliations
of
our
non-GAAP
measures.
These
reconciliations
exclude
“Adjusted”
or
“Underlying”
items,
which
are
included,
where
applicable,
in
the
financial
results
presented
in
accordance
with
GAAP.
“Adjusted”
or
“Underlying”
results,
which
are
non-GAAP
measures,
exclude
certain
items,
as
applicable,
that
may
occur
in
a
reporting
period
which
management
does
not
consider
indicative
of
on-going
financial
performance.
The
non-GAAP
measures
presented
in
the
following
tables
include
reconciliations
to
the
most
directly
comparable
GAAP
measures
and
are:
“noninterest
income”,
“total
revenue”,
“noninterest
expense”,
“pre-provision
profit”,
“income
before
income
tax
expense”,
“income
tax
expense”,
“effective
income
tax
rate”,
“net
income”,
“net
income
available
to
common
stockholders”,
“other
income”,
“salaries
and
employee
benefits”,
“outside
services”,
“amortization
of
software
expense”,
“other
operating
expense”,
“net
income
per
average
common
share”,
“return
on
average
common
equity”
and
“return
on
average
total
assets”.
We
believe
these
non-GAAP
measures
provide
useful
information
to
investors
because
these
are
among
the
measures
used
by
our
management
team
to
evaluate
our
operating
performance
and
make
day-to-day
operating
decisions.
In
addition,
we
believe
our
“Adjusted”
or
“Underlying”
results
in
any
period
reflect
our
operational
performance
in
that
period
and,
accordingly,
it
is
useful
to
consider
our
GAAP
results
and
our
“Adjusted”
or
“Underlying”
results
together.
We
believe
this
presentation
also
increases
comparability
of
period-to-period
results.
Other
companies
may
use
similarly
titled
non-GAAP
financial
measures
that
are
calculated
differently
from
the
way
we
calculate
such
measures.
Accordingly,
our
non-GAAP
financial
measures
may
not
be
comparable
to
similar
measures
used
by
other
companies.
We
caution
investors
not
to
place
undue
reliance
on
such
non-GAAP
measures,
but
instead
to
consider
them
with
the
most
directly
comparable
GAAP
measure.
Non-GAAP
financial
measures
have
limitations
as
analytical
tools,
and
should
not
be
considered
in
isolation,
or
as
a
substitute
for
our
results
as
reported
under
GAAP.

Summary
Part of a solid franchise with leading positions
Committed to uptiering
leadership and talent
Delivering a track record of growth
Focused on broadening and deepening client relationships
Producing continued momentum in fee income & deposit growth
With stable asset quality
Driving continuous improvement mindset to gain additional efficiencies and improve returns
3
1
2
3
4
5
6
7

Solid franchise with leading positions in attractive markets
Dimension
(1)
Rank
(2)
Assets: $150.3 billion
#12
Loans: $108.1 billion
(4)
#11
Deposits: $112.1 billion
#12 nationally;
Top 5 rank in
9/10 markets
(3)
Branches: ~1,200
#11
ATM network: ~3,200
#7
Mortgage: $15.4 billion
#13
nationally
(5)
Education: $7.2 billion
Top 4 rank
nationally
(6)
HELOC: $14.0 billion
Top 5 rank:
9/9 markets
(7)
Middle market lead/
joint lead bookrunner
#5
(8)
Leading
deposit
market
share
of
12.0%
in
top
10
MSAs
(3)
–
#2 deposit market share in New England
Relatively diverse economies/affluent demographics
Serve 5 million+ individuals, institutions and companies
~17,500 colleagues
Retail presence in 11 states
Source: SNL Financial. Data as of 12/31/2016, unless otherwise noted.
1)
CFG data as of March 31, 2017.
2)
Ranking based on 03/31/2017 data, unless otherwise noted; excludes non-retail depository institutions, includes U.S. subsidiaries of foreign banks.
3)
Source: FDIC, June 2016. Excludes “non-retail banks” as defined by SNL Financial. The scope of “non-retail banks” is subject to the discretion of SNL Financial, but typically includes:
industrial
bank
and
non-depository
trust
charters,
institutions
with
more
than
20%
brokered
deposits
(of
total
deposits),
institutions
with
more
than
20%
credit
card
loans (of total loans), institutions deemed not to broadly participate in the banking services market and other non-retail competitor banks.
4)
Excludes held for sale.
5)
Inside Mortgage Finance Publications, Inc. Copyright © 2017. Bank-only origination rank.
6)
CFG estimate, based on published company reports, where available; private student loan origination data as of 12/31/2016.
7)
According to Equifax; origination volume as of 4Q16.
8)
Thomson Reuters LPC, Loan syndications 1Q17 ranking based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).
Rank for 1Q17 deals represents management adjustments for deals not captured by league table rankings.
Buffalo, NY: #5
Albany, NY: #3
Pittsburgh, PA: #2
Cleveland, OH: #4
Manchester, NH: #1
Boston, MA: #2
Rochester, NY: #5
Philadelphia, PA: #5
Detroit, MI: #8
Providence, RI: #1
Top
5
deposit
market
share
in
9
of
10
largest
MSAs
(3)
Complemented by select national businesses
4

Robust product offerings and balanced business mix
Corporate Banking
Commercial Real Estate
Franchise Finance
Asset Finance
PE/Sponsor Finance
Healthcare/Technology/
Oil & Gas/Not-for-Profit
verticals
Capital Markets
Global Markets
Mergers and Acquisitions
Treasury Solutions
Commercial Deposit Services
Retail Deposit Services
Mobile/Online Banking
Credit/Debit Card
Wealth Management
Home Equity loans/lines
Mortgage
Auto
Education Finance
Business Banking
Unsecured & Installment
Lending
Consumer
Commercial
Deep client
relationships
+
Extensive
product set
Targeting
50/50
Mix
Period-end loans and leases
(1)
Drive cross sell and wallet
share and deepen and
enhance client relationships
through behavioral-based
thought leadership
1)
Reflects loans and leases and loans and leases held for sale in our operating segments (Consumer and Commercial Banking). Excludes non-core loans held in Other.
Non-core assets are primarily loans inconsistent with our strategic goals, generally as a result of geographic location, industry, product type or risk level.
$106 billion 1Q17
$74 billion 2009
1
5
64%
36%
Commercial
Consumer
54%
46%
Commercial
Consumer

Commercial Banking key lines of business and products
Northeast
Jerry Sargent
35 years’ experience
CFG 17 years
Mid Atlantic
Dan Fitzpatrick
30 years’ experience
CFG 8 years
$8.0B portfolio
(1)
$6.1B portfolio
(1)
Corporate Banking
Steve Woods
32 years’ experience, CFG –
10 years
1)
Period-end loans outstanding as of 3/31/2017.
2)
Represents credit clients 3/1/17.
3)
Period-end loans and leases outstanding as of 3/31/2017.
Capital and Global Markets
Ted Swimmer
25 years’ experience, CFG –
6
years
Asset Finance
Marc Paulhus
36 years’ experience
CFG 13 years
Business Capital
Chris Carmosino
31 years’ experience
CFG 10 years
$4.7B portfolio
(3)
Product specialists;
leverage our coverage
bankers
$1.2B portfolio
(1)
Asset-based focus
Product specialists;
leverage our coverage
bankers
Capital
Markets
Ted Swimmer
25 years’ experience,
CFG 6 years
2016 fees:~$129MM
Key products
Debt & equity
capital markets,
M&A advisory
Global Markets
Tony Bedikian
22 years’ experience,
CFG 3 years
2016 fees: ~$88MM
Key products
Foreign exchange,
interest rate
management
Commercial
Real Estate
Treasury Solutions
Mike Cummins
25 years’ experience,
CFG  2 years
2016 fees: ~$158MM
Key products
Cash management,
deposits, corporate credit
cards, trade finance,
letters of credit
Treasury Solutions
Franchise Finance
Dave Farwell
26 years’ experience
CFG 16 years
$5.3B portfolio
(1)
CRE
Gary Magnuson
35 years’ experience,
CFG  25 years
$10.2B portfolio
(1)
Key products
Construction lines
of credit, term
loans, REIT finance
Fee income-oriented businesses
Southeast
Brian Peters
30 years’ experience
CFG <1 year
Metro NYC
Chapin Bates
35 years’ experience
CFG <1 year
$1.5B portfolio
(1)
$530MM portfolio
(1)
Midwest
Offer Accepted
$3.4B portfolio
(1)
National Sales Manager
Mark Valentino
10 years’ experience
CFG  2
years
Pipeline management
Sales territory design
Industry Verticals
Dan Fitzpatrick
30 years’ experience
CFG 8 years
$4.7B portfolio
(1)
6

Commercial Banking –
Solid track record of delivering growth
Note: Loan and deposit balances represent average balances. Loans exclude loans held for sales.
1)
Includes
Business
Capital,
Government
&
Professional
Banking,
Corporate
Finance
&
Global
Markets,
Treasury
Solutions,
Corporate
and
Commercial
Banking
Admin.
2)
Source: Barlow Research 2016 Voice of the Customer Survey, Top-2 box score, all Citizens Commercial Banking respondents (n=606).
3)
Thomson Reuters LPC, Loan syndications 4Q16 ranking based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM) as of 12/31/2016.
$ billions
Driving revenue improvement
Strong loan growth
Results reflect continued investment in talent, and enhanced product and advisory capabilities
(1)
$ millions
94%
Barlow Overall Customer Satisfaction
(2)
96%
Relationship Manager Satisfaction
(2)
Top 10
Middle Market Syndications
(3)
22% annual growth
Lead-left or joint-lead relationships
(3)
Recognition
7
$43.8
$45.9
$46.5
$46.9
$48.0
1Q16
2Q16
3Q16
4Q16
1Q17
Middle Market
CRE
Asset Finance & Other
Mid-corporate
Franchise Finance
Industry Verticals
~17%
$399
$436
$450
$469
$480
1Q16
2Q16
3Q16
4Q16
1Q17
Net interest income
Noninterest income
Deposits
$24.8
$25.1
$27.8
$29.4
$29.0
3

8
Commercial Banking Segment
Highlights
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures.
2)
Includes held for sale.
3)
Excludes Business Banking, retail cards and non-core.
4)
Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to
a
sustainable
target
level
for
tier
1
common
equity
and
then
allocate
that
approximation
to
the
segments
based
on
economic
capital.
Positive operating leverage has driven
37% growth in pre-provision profit YoY
35% YoY growth in net income, driving
improvement
in
ROTCE,
efficiency
ratio
(1)
Continued strong momentum in fee
income driven by Capital Markets and
Treasury Solutions
Prudent balance sheet growth with 10%
increase in loans and 17% increase in
deposits YoY
1Q17 change from
$s in millions
1Q17
4Q16
1Q16
4Q16
1Q16
$
%
$
%
Net interest income
346
$
347
$
300
$
(1)
$
—
%
46
$
15
%
Noninterest income
134
122
99
12
10
35
35
Total revenue
480
469
399
11
2
81
20
Noninterest expense
190
187
187
3
2
3
2
Pre-provision profit
290
282
212
8
3
78
37
Provision for credit losses
19
20
9
(1)
(5)
10
111
Income before income tax
expense
271
262
203
9
3
68
33
Income tax expense
91
90
70
1
1
21
30
Net income
180
$
172
$
133
$
8
$
5
%
47
$
35
%
Average balances
$s in billions
Total loans and leases
(2)
48.2
$
47.0
$
43.9
$
1.1
$
2
%
4.3
$
10
%
Total deposits
29.0
$
29.4
$
24.8
$
(0.4)
$
(1)
%
4.1
$
17
%
Credit metrics
Net charge-offs %
(3)
0.16%
0.17%
0.08%
(1)
bps
7
bps
Nonperforming loans %
(3)
0.73%
0.67%
0.68%
5
bps
5
bps
Key performance metrics
ROTCE
(1,4)
13.2%
12.9%
11.2%
24
bps
199
bps
ROTA
1.5%
1.4%
1.2%
6
bps
30
bps
Efficiency ratio
(1)
40%
40%
47%
(3)
bps
(694)
bps

Strong client-centric foundation that differentiates on
service, expertise and expanding capabilities
Targeting prudent client acquisition, especially in growth
markets of Midwest, NYC metro and Southeast
Thoughtful client selection and expanded product set
expected to drive more lead relationships
Driving deeper share of wallet with existing relationships
Adding more product sales specialists
Increasing coverage sophistication; digital FX process
has 1,000+ clients receiving customized currency
updates, tracking dashboard in place, salesforce
mobile being deployed in 2017
19%
10%
4%
3%
2%
Northeast
Mid
Atlantic
Mid
West
Metro
NYC
Southeast
Broadening & deepening client relationships
Capitalizing on strong satisfaction and share in core markets while developing growth markets
9
1)
Source:  Barlow Research Voice of Customer Survey (all non-CRE clients).
2)
Middle Market credit clients and MCIV clients (not including Foreign Corporate) as of 9/30/2015. Products = corporate investing, deposits, debt capital markets, cash management, corporate card, equity capital markets, foreign exchange, international cash management, interest rate protection, loans, leases, standby letters of credit, trade and wealth management.
3)
Defined as number of Commercial Banking regional credit clients as percentage of total regional prospects as assigned by Salesforce.com. Source: Company Risk Data Mart (credit client data) as of 12/31/2016 and Salesforce.com as of 4/5/2017. Dun and Bradstreet data used for the following states in Midwest region: IN, WI, MN.
90%
93%
94%
2014
2015
2016
Corporate Banking overall client
satisfaction
(1)
Corporate Banking product penetration by role
3+ products cross-sold
(2)      .
Corporate Banking Client Share by Region
(3)
51%
73%
95%
Participant
JLA
Lead left

Corporate
finance
professionals
(3)
key to
solutions-oriented model
Added 20 professionals in prior 36 months
Continue to build on strong success in loan syndications
Maintain top ten or better league table status
Expanded IRP and FX capabilities in Global Markets
contributed to more than $11 million of incremental
noninterest income YoY
Opportunity to drive improved client penetration by
further enhancing advisory and fixed income capabilities
Addition of broker-dealer capabilities drove ~300%
YoY increase in bond underwriting and M&A advisory
fees in 1Q17
Western Reserve Partners acquisition closed May
2017;
added
30+
M&A
professionals
(4)
Continue to improve cross sell to credit-only clients
Each 0.1% of Capital Markets fees/loans improvement
could drive an estimated ~$50 million in annual
fee income
1)
Syndication transactions where CFG is the Lead Left or Joint Lead Arranger.
2)
Source: SNL. Capital Markets fees defined as trading revenue, investment banking, advisory and underwriting fees. FY 2016 Average Commercial loans defined as the average of quarter-end balances. Peers includes BBT, CMA, KEY, MTB, RF and STI.
3)
Corporate finance bankers defined as client-facing professionals within Citizens Financial Capital Markets (Director level and above) focused on generating ideas/structures for clients that result in revenues/fees.
4)
Includes employees affiliated with WRP Valuation Services.
Leveraging strong expertise and solutions-based orientation with expanding capabilities
Continued growth opportunities in Global and Capital Markets
Capital and Global Markets fee income
Capital Markets revenue potential
(2)
(FY 2016 Capital Markets fees/FY 2016 Average Commercial loans)
$
millions
Lead deals
(1)
10
1.23%
0.93%
0.76%
0.64%
0.35%
0.33%
0.30%
0.28%
RegionalRegionalRegional
Peer 1
Peer 2
Peer 3
Peer
Average
CFG
RegionalRegionalRegional
Peer 4
Peer 5
Peer 6
79
109
121
136
122
149
$102
$105
$140
$161
$167
$217
2011
2012
2013
2014
2015
2016
Capital Markets
IRP
FX
Global Markets
5

Recent investments in platform, products and
customer-facing talent providing underlying momentum
Enhancing client digital experience with launch of
continued upgrades across platform
Continued enhancements in product set across spectrum of
treasury and deposits solutions (Cash Concentration,
Escrow, SmartSafe, Int. ACH)
Improved go-to-market strategy and client-facing model
with uptiered sales organization
Executing traditional process improvement routines
Card and cash management onboarding efforts improving
client experience and time to revenue
Opportunity to drive improved cross-sell/client penetration
Differentiated product offerings for client segments,
including Franchise Finance and CRE
Refined segmentation strategies to capture more
Mid-corporate and Industry Verticals clients
Enhance focus on deposit-rich sectors
Increased U.S. TS revenue market share from ~0.92% to
~1.26%
over
2014
to
2016
(2)
Look to continue to gain market share through deeper
penetration of existing client base and improved cross-sell
for new credit originations
Treasury Solutions & Deposits
Improving our offering with focus on digital experience, product enhancement, sales effectiveness and client service
Treasury
Solutions
Commercial
Banking
fees
(1)
$ millions
Commercial Banking Deposits
1)
Cash Management includes Trade Fees. Cards includes Sponsorship Management. Excludes Standby Letters of Credit not included in Treasury Solutions previous to 2016.
2)
Source:
Company
data
and
Novantus;
estimate
of
2016
market
share
of
~$40
billion
revenue,
NII
and
fees
market
based
on
benchmarks
and
public
filings.
Treasury
Solutions
revenue includes Treasury Management, Accounts Receivable, Payables, Procurement and related Risk and Financial Control activities. 2015 estimated growth rates based on fee income only.
11
2012
2013
2014
2015
2016
Cash Management
Cards
$104
$103
$106
$113
$127
~9%
~4%
CAGR
$24.8B
$25.1B
$27.8B
$29.4B
$29.0B
1Q16
2Q16
3Q16
4Q16
1Q17
Deposit
costs
0.17%
0.20%
0.25%
0.25%
0.32%
Noninterest bearing deposits
Regular savings
Term other
Checking with interest
Money market

5.3%
6.1%
5.4%
2014
2015
2016
18%
18%
19%
2014
2015
2016
We continue to smartly grow our balance sheet
Good loan growth with rising yields
Return on loan book regulatory capital
improving
(2)
Commercial stressed losses as a % of loans
have
remained
relatively
stable
(3)
$ billions
1)
Full-year average balances.
2)
Reflects after-tax return calculated as loan interest income/regulatory capital assuming a CET1 target of 10.5%. Loans include small business and non-core loans.
3)
Commercial loan losses as a percentage of the weighted-average commercial and industrial and commercial real estate loan books based on FRB’s modeling under FBR Severely
Adverse Scenario 9-quarter horizon for 2014, 2015 and 2016.
5%
5%
Total commercial loans
(1)
12
$40.9
$44.8
$49.2
2.86%
2.78%
3.01%
2014
2015
2016
Loan yield
20%

Strong commitment to driving improving returns & efficiency
Leveraging each colleague for process improvement
Rigorously managing the balance sheet
Prospecting priorities established by new
National Sales Manager
Head of Portfolio Management presides on
Capital Allocation Committee
Proactively managing out lower-returning accounts;
ongoing review in place
Efficiently organizing around client experience and
time to revenue
Leveraging bankers with deep product and
industry expertise
Formation of Commercial Priority Services for
end-to-end experience
Delivering scalability via digital platforms
Loan, IRP and FX platforms
Sales tools and improving MIS
Robotics, electronic signature
Embedding a culture of efficiency and continuous improvement
Efficiency Ratio
(1)
ROTCE
(1)
and ROTA
(1)
13
1Q16
2Q16
3Q16
4Q16
1Q17
ROTCE
ROTA
1.2%
1.4%
1.4%
1.4%
1.5%
11.2%
13.0%
12.5%
12.9%
13.2%
46.7%
42.9%
40.2%
39.8%
39.8%
1Q16
2Q16
3Q16
4Q16
1Q17
7
1)
Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures.
Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the segments based on economic capital.

Key messages
Commercial Banking continues to deliver strong growth, reflecting expansion of the franchise
Financial results paced by strong loan and deposit growth and build out of fee-based businesses
Client satisfaction remains high; comprehensive approach to adding and maintaining quality relationships
Asset quality is stable with portfolio growth in line with risk appetite
Mindset of continuous improvement underpinned by a strong,
customer-centric culture

Appendix

At Citizens, continue to smartly grow our balance sheet
Good loan growth with rising yields
Return on loan book regulatory capital
improving
(2)
Stress losses as a % of loans declining
(3)
Total loans
$94
$108
(1)
$ billions
$99
16
2014
2015
2016
16%
10%
21%
21%
23%
2014
2015
2016
5.8%
5.1%
4.8%
2014
2015
2016
17%
1)
Period-end loan balances; includes held-for sale.
2)
Reflects after-tax return calculated as loan interest income/regulatory capital assuming a CET1 target of 10.5%.
3)
Total
loan
losses
as
a
percentage
of
the
total
loan
book
based
on
FRB
Severely
Adverse
Scenario
9-quarter
horizon
for
2014,
2015
and
2016.
Loan yield
3.34%
3.34%
3.58%

$56.0 billion
4Q16 retail portfolio
1)
Source: Company data. Portfolio balances loan category, NCO and NPL data, FICO score, LTV ratio, loan term, lien position, risk rating, property type, industry sector and geographic stratifications as of December 31, 2016, as applicable.
2)
Footprint defined as 11-state branch footprint (CT, DE, MA, MI, NH, NJ, NY, OH, PA, RI & VT) and contiguous states where CFG maintains offices (IL, IN, KY, MD & ME).
3)
Source:
SNL
Financial.
Product
view
-
regulatory
reporting
basis.
Peer
banks
include
CMA,
BBT,
FITB,
KEY,
MTB,
PNC,
RF,
STI
and
USB.
NPL%
equals
nonaccrual
loans
plus
90+ days past due and still-accruing loans (excluding FDIC “covered” loans and loans guaranteed by the U.S. government) as a % of total.
$51.7 billion
4Q16 commercial portfolio
Mid-
Atlantic
Midwest
New England
Leases
C&I
CRE
Mid-Atlantic
Midwest
New England
Diversified and granular loan mix
Weighted-average FICO score of 759
82% collateralized
73% of the consumer real estate portfolio is secured by a 1     lien
Highly granular and diversified portfolio in terms of
geography, industry, asset class and rating
Home
Equity
Indirect
Auto
Residential Mortgage
Education Finance
Credit Cards
Other
Non-Core
Business
Banking
Retail NCO%
Retail NPL%
Commercial
NPL%
Commercial NCO%
Out of
footprint
(1,2)
CFG           Peers
CFG vs. Peers
(3)
Non-Core
Out of
footprint
(1,2)
17
0.5%
0.5%
0.4%
0.6%
0.6%
0.5%
0.6%
0.5%
0.4%
0.6%
1.5%
1.5%
1.4%
1.2%
1.1%
1.3%
1.3%
1.2%
1.2%
1.2%
0.2%
0.2%
0.2%
0.2%
0.2%
0.0%
0.1%
0.2%
0.2%
0.1%
0.6%
1.0%
0.9%
0.9%
0.9%
0.3%
0.8%
0.7%
0.8%
0.7%
26%
14%
35%
25%
28%
27%
25%
3%
11%
3%
3%
34%
12%
31%
23%
64%
23%
6%
5%
2%
st

Core commercial portfolio overview
Asset quality relatively stable and has reached
pre-crisis levels
Overall credit risk is moderate and compares
well with peers
—
$22.9 billion Shared National Credit
portfolio as of 4Q16
—
$10.0 billion Commercial Real Estate
business portfolio as of 4Q16
Quality of new originations compares favorably
to overall portfolio
Highlights
by Industry Sector
(1)
Rating agency-equivalent risk rating
(5)
1)
By industry SIC code
2)
Comprises exposure to companies at risk from impact of declining oil prices
3)
All Other stratifies over an additional 14 industry classifications with the largest portion representing no more than 1.47% of the total portfolio
4)
Includes non oil-price sensitive industries such as Water Supply, Sewer Systems, Refuse Systems and Sanitary Systems
5)
Portfolio balances as of December 31, 2016. FICO score, LTV ratio, loan term, lien position, risk rating, property type, industry sector and geographic stratifications current as of December 31, 2016, as applicable
4Q16 $50.6 billion core commercial portfolio
Real Estate
All Other
(3)
Food & Beverage
Healthcare
Business Services
Machinery & Equipment
Transportation
Technology
Banking & Financial Services
Restaurants
Oil & Gas
(2)
Entertainment
Education services
Chemicals
Metals & Mining
Healthcare products
Lessors
Automotive
All other energy
(4)
Retailers
4%
3%
3%
3%
3%
8%
9%
9%
11%
11%
57%
58%
58%
62%
62%
26%
26%
27%
23%
23%
5%
3%
3%
1%
1%
$46.2B
$48.0B
$49.6B
$49.4B
$50.6B
4Q15
1Q16
2Q16
3Q16
4Q16
AAA to A-
BBB+ to BBB-
BB+ to BB-
B+ to B
B-
and Lower
18
20%
7%
6%
6%
6%
5%
5%
4%
4%
4%
3%
3%
3%
3%
2%
2%
2%
2%
2%
11%

Commercial Real Estate line of business overview
Continued progress in uptiering portfolio to
larger, more well-capitalized institutional
and upper middle market borrowers
–
Investment Grade-Equivalent Risk-
Rated portfolio up ~$257 million since
4Q15
76% of the portfolio is Project-Secured
lending, 57% represented by income-
producing projects and 22% Real Estate
Investment Trusts, with a particular focus
on mid-caps
Approximately 2% land financing
4Q16 $10.0 billion Commercial Real Estate Line of Business
by Facility Type
Income
producing
REIT
corporate
facilities
Construction
Unsecured
(excl. REITs)
Other
Land
by Property Type
Office
Multi-
family
Industrial
Land
Healthcare
Retail
Non-CRE Collateral
Highlights
By Geography
(1)
1)
Portfolio balances as of December 31, 2016. FICO score, LTV ratio, loan term, lien position, risk rating, property type, industry sector and geographic stratifications current as of December 31, 2016, as applicable.
Hospitality
Other CRE collateral
Unsecured
Rating agency-equivalent risk rating
19
23%
11%
22%
44%
New England
Midwest
Mid-Atlantic
Other
32%
20%
1%
17%
2%
7%
8%
2%
7%
4%
57%
1%
21%
2%
17%
2%
2%
2%
2%
1%
1%
9%
12%
12%
12%
10%
58%
57%
56%
59%
60%
30%
28%
29%
27%
28%
1%
1%
1%
1%
1%
$8.7B
$9.0B
$9.5B
$9.8B
$10.0B
4Q15
1Q16
2Q16
3Q16
4Q16
AAA to A
-
BBB+ to BBB
-
BB+ to BB
-
B+ to B
B-
and Lower

Shared National Credit portfolio overview
Investment grade-equivalent risk rating
Highlights
by Segment
by Geography
Out of
footprint
CA
7%
TX
6%
VA
4%
FL
3%
GA
2%
TN
2%
NC
1%
WI
1%
CO
1%
DC
1%
Other
12%
BBB+ to BBB-
AAA to A-
BB+ to BB-
B+ to B
B-
and Lower
Midwest
Mid-Atlantic
Out of
Footprint
Northeast
Mid-corporate &
Specialties
Corporate Finance
Middle Market
CRE
Asset Finance
4Q16 $22.9 billion SNC
portfolio
Shared National Credits (SNC) $22.9 billion in
outstanding balances
Well-diversified portfolio with $12 million average
outstanding balance
Lead or Joint Lead Agent status on 31% of the portfolio
(1)
1) As of 4Q16.  Lead or Joint Lead status includes Administrative Arranger and Joint Leader Arranger roles.
20
1%
24%
61%
11%
3%
1%
15%
6%
48%
30%
30%
14%
16%
40%

$s in millions
Total
O/S
Utilized
%
Criticized
%
Nonaccrual
status
Less price-sensitive total
752
$
61%
4%
2
$
Upstream
268
72%
Oilfield Services
297
72%
Reserve-based lending (RBL)
348
58%
More price-sensitive total
914
66%
54%
158
Total Oil & Gas
1,666
$
64%
31%
160
$
Total Oil & Gas ex. Aircraft
1,340
$
58%
39%
158
$
Oil & Gas portfolio overview
Highlights
Total loans outstanding
(2)
Oil & Gas portfolio
by Sub-sector
(2)
Oil & Gas portfolio
by rating agency-equivalent risk
rating
(2)
4Q16 Oil & Gas outstandings
(1)
Well-diversified portfolio with ~100 clients
Includes $326 million of corporate aircraft
leases arising from Asset Finance
Nonperforming loans down $33 million from
3Q16, largely reflecting pay downs on RBL
portfolio
Existing RBL commitments declined by 7% due
to 4Q16 borrowing base redeterminations and
restructuring activity
Oil and gas portfolio loan loss reserves of $52
million as of 12/31/16
Reserves to total more price-sensitive
loans of 7% remained stable with 3Q16
(3)
21
Oil & Gas
B-
and
lower
BBB+ to
BBB-
BB+ to BB-
B+ to
B
22% investment grade
22%
36%
15%
27%
~$900
million more
sensitive to
declining oil
prices
Midstream
Integrated
Downstream
Reserve-
based
lending
(RBL)
Upstream,
Non-RBL
Oil Field
Services
21%
18%
16%
10%
9%
26%
All other loans
1.6%
98.4%
1) Includes Downstream, Integrated and Midstream sub-categories.
2) Portfolio balances, risk rating and industry sector stratifications as of December 31, 2016.
3) Reserves/(More price-sensitive Oil & Gas portfolio outstandings - leases secured by aircraft ($129 million)).

Key performance metrics, Non-GAAP financial measures and reconciliations
$s in millions, except share, per share and ratio data
1Q17
4Q16
3Q16
2Q16
1Q16
$
%
$
%
Noninterest income, adjusted:
Noninterest income (GAAP)
$379
$377
$435
$355
$330
$2
1
%
$49
15
%
Less: Notable items
—
—
67
—
—
—
—
—
—
Noninterest income, adjusted (non-GAAP)
$379
$377
$368
$355
$330
$2
1
%
$49
15
%
Total revenue, adjusted:
Total revenue (GAAP)
A
$1,384
$1,363
$1,380
$1,278
$1,234
$21
2
%
$150
12
%
Less: Notable items
—
—
67
—
—
—
—
—
—
Total revenue, adjusted (non-GAAP)
B
$1,384
$1,363
$1,313
$1,278
$1,234
$21
2
%
$150
12
%
Noninterest expense, adjusted:
Noninterest expense (GAAP)
C
$854
$847
$867
$827
$811
$7
1
%
$43
5
%
Less: Notable items
—
—
36
—
—
—
—
—
—
Noninterest expense, adjusted (non-GAAP)
D
$854
$847
$831
$827
$811
$7
1
%
$43
5
%
Pre-provision profit:
Total revenue (GAAP)
A
$1,384
$1,363
$1,380
$1,278
$1,234
$21
2
%
$150
12
%
Noninterest expense (GAAP)
C
854
847
867
827
811
7
1
43
5
Pre-provision profit (GAAP)
$530
$516
$513
$451
$423
$14
3
%
$107
25
%
Pre-provision profit, adjusted:
Total revenue, adjusted (non-GAAP)
B
$1,384
$1,363
$1,313
$1,278
$1,234
$21
2
%
$150
12
%
Less: Noninterest expense, adjusted (non-GAAP)
D
854
847
831
827
811
7
1
43
5
Pre-provision profit, adjusted (non-GAAP)
$530
$516
$482
$451
$423
$14
3
%
$107
25
%
Income before income tax expense, adjusted:
Income before income tax expense (GAAP)
$434
$414
$427
$361
$332
$20
5
%
$102
31
%
Less: Income before income tax expense (benefit) related to notable items
—
—
31
—
—
—
—
—
—
Income before income tax expense, adjusted (non-GAAP)
$434
$414
$396
$361
$332
$20
5
%
$102
31
%
Income tax expense and effective income tax rate, adjusted:
Income tax expense (GAAP)
$114
$132
$130
$118
$109
($18)
(14%)
$5
5
%
Less: Income tax expense (benefit) related to notable items
—
—
12
—
—
—
—
—
—
Income tax expense, adjusted (non-GAAP)
$114
$132
$118
$118
$109
($18)
(14%)
$5
5
%
Net income, adjusted:
Net income (GAAP)
E
$320
$282
$297
$243
$223
$38
13
%
$97
43
%
Add: Notable items, net of income tax expense (benefit)
—
—
(19)
—
—
—
—
—
—
Net income, adjusted (non-GAAP)
F
$320
$282
$278
$243
$223
$38
13
%
$97
43
%
Net income available to common stockholders, adjusted:
Net income available to common stockholders (GAAP)
G
$313
$282
$290
$243
$216
$31
11%
$97
45
%
Add: Notable items, net of income tax expense (benefit)
—
—
(19)
—
—
—
—
—
—
Net income available to common stockholders, adjusted (non-GAAP)
H
$313
$282
$271
$243
$216
$31
11
%
$97
45
%
4Q16
1Q16
QUARTERLY TRENDS
1Q17 Change

Key performance metrics, Non-GAAP financial measures and reconciliations
$s in millions, except share, per share and ratio data

1Q17
4Q16
3Q16
2Q16
1Q16
$/bps
%
$/bps
%
Operating leverage:
Total revenue (GAAP)
A
$1,384
$1,363
$1,380
$1,278
$1,234
$21
1.54
%
$150
12.16
%
Less: Noninterest expense (GAAP)
C
854
847
867
827
811
7
0.83
43
5.30
Operating leverage
0.71
%
6.86
%
Operating leverage, adjusted:
Total revenue, adjusted (non-GAAP)
B
$1,384
$1,363
$1,313
$1,278
$1,234
$21
1.54
%
$150
12.16
%
Less: Noninterest expense, adjusted (non-GAAP)
D
854
847
831
827
811
7
0.83
43
5.30
Operating leverage, adjusted (non-GAAP)
0.71
%
6.86
%
Efficiency ratio and efficiency ratio, adjusted:
Efficiency ratio
C/A
61.68
%
62.18
%
62.88
%
64.71
%
65.66
%
(50)
bps
(398)
bps
Efficiency ratio, adjusted (non-GAAP)
D/B
61.68
62.18
63.31
64.71
65.66
(50)
bps
(398)
bps
Return on average common equity and return on average common equity, adjusted:
Average common equity (GAAP)
I
$19,460
$19,645
$19,810
$19,768
$19,567
($185)
(1%)
($107)
(1%)
Return on average common equity
G/I
6.52
%
5.70
%
5.82
%
4.94
%
4.45
%
82
bps
207
bps
Return on average common equity, adjusted (non-GAAP)
H/I
6.52
5.70
5.44
4.94
4.45
82
bps
207
bps
Return on average tangible common equity and return on average tangible common equity, adjusted:
Average common equity (GAAP)
I
$19,460
$19,645
$19,810
$19,768
$19,567
($185)
(1%)
($107)
(1%)
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
—
—
—
—
Less: Average other intangibles (GAAP)
—
1
1
2
3
(1)
(100)
(3)
(100)
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
509
496
481
8
2
50
10
Average tangible common equity
J
$13,115
$13,291
$13,442
$13,386
$13,169
($176)
(1%)
($54)
—%
Return on average tangible common equity
G/J
9.68
%
8.43
%
8.58
%
7.30
%
6.61
%
125
bps
307
bps
Return on average tangible common equity, adjusted (non-GAAP)
H/J
9.68
8.43
8.02
7.30
6.61
125
bps
307
bps
Return on average total assets and return on average total assets, adjusted:
Average total assets (GAAP)
K
$148,786
$147,315
$144,399
$142,179
$138,780
$1,471
1
%
$10,006
7
%
Return on average total assets
E/K
0.87
%
0.76
%
0.82
%
0.69
%
0.65
%
11
bps
22
bps
Return on average total assets, adjusted (non-GAAP)
F/K
0.87
0.76
0.77
0.69
0.65
11
bps
22
bps
Return on average total tangible assets and return on average total tangible assets, adjusted:
Average total assets (GAAP)
K
$148,786
$147,315
$144,399
$142,179
$138,780
$1,471
1
%
$10,006
7
%
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
—
—
—
—
Less: Average other intangibles (GAAP)
—
1
1
2
3
(1)
(100)
(3)
(100)
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
509
496
481
8
2
50
10
Average tangible assets
L
$142,441
$140,961
$138,031
$135,797
$132,382
$1,480
1
%
$10,059
8
%
Return on average total tangible assets
E/L
0.91
%
0.79
%
0.86
%
0.72
%
0.68
%
12
bps
23
bps
Return on average total tangible assets, adjusted (non-GAAP)
F/L
0.91
0.79
0.80
0.72
0.68
12
bps
23
bps
QUARTERLY TRENDS
1Q17 Change
4Q16
1Q16

Key performance metrics, Non-GAAP financial measures and reconciliations
$s in millions, except share, per share and ratio data

1Q17
4Q16
3Q16
2Q16
1Q16
$/bps
%
$/bps
%
Tangible book value per common share:
Common shares -
at end of period (GAAP)
M
509,515,646
511,954,871
518,148,345
529,094,976
528,933,727
(2,439,225)
—%
(19,418,081)
(4%)
Common stockholders' equity (GAAP)
$19,600
$19,499
$19,934
$19,979
$19,718
$101
1
($118)
(1)
Less: Goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
—
—
—
—
Less: Other intangible assets (GAAP)
—
1
1
2
3
(1)
(100)
(3)
(100)
Add: Deferred tax liabilities related to goodwill (GAAP)
534
532
519
507
494
2
—
40
8
Tangible common equity
N
$13,258
$13,154
$13,576
$13,608
$13,333
$104
1
%
($75)
(1%)
Tangible book value per common share
N/M
$26.02
$25.69
$26.20
$25.72
$25.21
$0.33
1
%
$0.81
3
%
Net income per average common share
-
basic and diluted, adjusted:
Average common shares outstanding
-
basic (GAAP)
O
509,451,450
512,015,920
519,458,976
528,968,330
528,070,648
(2,564,470)
(1%)
(18,619,198)
(4%)
Average common shares outstanding -
diluted (GAAP)
P
511,348,200
513,897,085
521,122,466
530,365,203
530,446,188
(2,548,885)
—
(19,097,988)
(4)
Net income available to common stockholders (GAAP)
G
$313
$282
$290
$243
$216
$31
11
$97
45
Net income per average common share -
basic (GAAP)
G/O
0.61
0.55
0.56
0.46
0.41
0.06
11
0.20
49
Net income per average common share -
diluted (GAAP)
G/P
0.61
0.55
0.56
0.46
0.41
0.06
11
0.20
49
Net income available to common stockholders, adjusted (non-GAAP)
H
313
282
271
243
216
31
11
97
45
Net income per average common share -
basic, adjusted (non-GAAP)
H/O
0.61
0.55
0.52
0.46
0.41
0.06
11
0.20
49
Net income per average common share -
diluted, adjusted (non-GAAP)
H/P
0.61
0.55
0.52
0.46
0.41
0.06
11
0.20
49
Pro forma U.S. Basel III fully phased-in common equity tier 1 capital ratio
:
Common equity tier 1 capital (regulatory)
$13,941
$13,822
$13,763
$13,768
$13,570
Less: Change in DTA and other threshold deductions (GAAP)
—
—
—
1
1
Pro forma U.S. Basel III fully phased-in common equity tier 1 capital
Q
$13,941
$13,822
$13,763
$13,767
$13,569
Risk-weighted assets (regulatory general risk weight approach)
$124,881
$123,857
$121,612
$119,492
$116,591
Add: Net change in credit and other risk-weighted assets (regulatory)
247
244
228
228
232
Pro forma U.S. Basel III standardized approach risk-weighted assets
R
$125,128
$124,101
$121,840
$119,720
$116,823
Pro forma U.S. Basel III fully phased-in common equity tier 1 capital ratio
1
Q/R
11.1
%
11.1
%
11.3
%
11.5
%
11.6
%
QUARTERLY TRENDS
1Q17 Change
4Q16
1Q16
1
U.S. Basel III ratios assume certain definitions impacting qualifying U.S. Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.
1

Key performance metrics, Non-GAAP financial measures and reconciliations
$s in millions, except share, per share and ratio data
1Q17
4Q16
3Q16
2Q16
1Q16
$
%
$
%
Other income, adjusted
Other income (GAAP)
$24
$25
$87
$15
$20
($1)
(4%)
$4
20
%
Less: Notable items
—
—
67
—
—
—
—
—
—
Other income, adjusted (non-GAAP)
$24
$25
$20
$15
$20
($1)
(4%)
$4
20
%
Salaries and employee benefits, adjusted:
Salaries and employee benefits (GAAP)
$444
$420
$432
$432
$425
$24
6
%
$19
4
%
Less: Notable items
—
—
11
—
—
—
—
—
—
Salaries and employee benefits, adjusted (non-GAAP)
$444
$420
$421
$432
$425
$24
6
%
$19
4
%
Outside services, adjusted:
Outside services (GAAP)
$91
$98
$102
$86
$91
($7)
(7%)
$—
—%
Less: Notable items
—
—
8
—
—
—
—
—
—
Outside services, adjusted (non-GAAP)
$91
$98
$94
$86
$91
($7)
(7%)
$—
—%
Occupancy, adjusted:
Occupancy (GAAP)
$82
$77
$78
$76
$76
$5
6
%
$6
8
%
Less: Notable items
—
—
—
—
—
—
—
—
—
Occupancy, adjusted (non-GAAP)
$82
$77
$78
$76
$76
$5
6
%
$6
8
%
Equipment expense, adjusted:
Equipment expense (GAAP)
$67
$69
$65
$64
$65
($2)
(3%)
$2
3
%
Less: Notable items
—
—
—
—
—
—
—
—
—
Equipment expense, adjusted (non-GAAP)
$67
$69
$65
$64
$65
($2)
(3%)
$2
3
%
Amortization of software, adjusted:
Amortization of software (GAAP)
$44
$44
$46
$41
$39
$—
—%
$5
13
%
Less: Notable items
—
—
3
—
—
—
—
—
—
Amortization of software, adjusted (non-GAAP)
$44
$44
$43
$41
$39
$—
—%
$5
13
%
Other operating expense, adjusted:
Other operating expense (GAAP)
$126
$139
$144
$128
$115
($13)
(9%)
$11
10
%
Less: Notable items
—
—
14
—
—
—
—
—
—
Other operating expense, adjusted (non-GAAP)
$126
$139
$130
$128
$115
($13)
(9%)
$11
10
%
4Q16
1Q16
QUARTERLY TRENDS
1Q17 Change

Key performance metrics, Non-GAAP financial measures and reconciliations
$s in millions, except share, per share and ratio data
2016
2015
2014
$
%
Noninterest income, adjusted:
Noninterest income (GAAP)
$1,497
$1,422
$1,678
$75
5
%
Less: Special items
—
—
288
—
—
Less: Notable items
67
—
—
67
100
Noninterest income, adjusted (non-GAAP)
$1,430
$1,422
$1,390
$8
1
%
Total revenue, adjusted:
Total revenue (GAAP)
A
$5,255
$4,824
$4,979
$431
9
%
Less: Special items
—
—
288
—
—
Less: Notable items
67
—
—
67
100
Total revenue, adjusted (non-GAAP)
B
$5,188
$4,824
$4,691
$364
8
%
Noninterest expense, adjusted:
Noninterest expense (GAAP)
C
$3,352
$3,259
$3,392
$93
3
%
Less: Restructuring charges and special items
—
50
169
(50)
(100)
Less: Notable items
36
—
—
36
100
Noninterest expense, adjusted (non-GAAP)
D
$3,316
$3,209
$3,223
$107
3
%
Pre-provision profit, adjusted:
Total revenue, adjusted (non-GAAP)
$5,188
$4,824
$4,691
$364
8
%
Less: Noninterest expense, adjusted (non-GAAP)
3,316
3,209
3,223
107
3
Pre-provision profit, adjusted (non-GAAP)
$1,872
$1,615
$1,468
$257
16
%
Income before income tax expense, adjusted:
Income before income tax expense (GAAP)
E
$1,534
$1,263
$1,268
$271
21
%
Less: Income before income tax expense (benefit) related to restructuring charges and special items
—
(50)
119
50
100
Less: Income before income tax expense (benefit) related to notable items
31
—
—
31
100
Income before income tax expense, adjusted (non-GAAP)
F
$1,503
$1,313
$1,149
$190
14
%
Income tax expense, adjusted:
Income tax expense (GAAP)
G
$489
$423
$403
$66
16
%
Less: Income tax expense (benefit) related to restructuring charges and special items
—
(19)
44
19
100
Less: Income tax expense (benefit) related to notable items
12
—
—
12
100
Income tax expense, adjusted (non-GAAP)
H
$477
$442
$359
$35
8
%
Net income, adjusted:
Net income (GAAP)
I
$1,045
$840
$865
$205
24
%
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
31
(75)
(31)
(100)
Add: Notable items, net of income tax expense (benefit)
(19)
—
—
(19)
(100)
Net income, adjusted (non-GAAP)
J
$1,026
$871
$790
$155
18
%
Net income available to common stockholders, adjusted:
Net income available to common stockholders (GAAP)
K
$1,031
$833
$865
$198
24
%
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
31
(75)
(31)
(100)
Add: Notable items, net of income tax expense (benefit)
(19)
—
—
(19)
(100)
Net income available to common stockholders, adjusted (non-GAAP)
L
$1,012
$864
$790
$148
17
%
Effective income tax rate, adjusted:
Effective income tax rate
G/E
31.88%
33.52%
(164)
bps
Effective income tax rate, adjusted:
H/F
31.74

33.67

(193)
bps
FULL YEAR
2016 Change
2015

Key performance metrics, Non-GAAP financial measures and reconciliations
$s in millions, except share, per share and ratio data
2016
2015
2014
$/bps
%
Operating leverage:
Total revenue (GAAP)
A
$5,255
$4,824
$431
8.93
%
Less: Noninterest expense (GAAP)
C
3,352
3,259
93
2.85
Operating leverage
6.08
%
Operating leverage, adjusted:
Total revenue, adjusted (non-GAAP)
B
$5,188
$4,824
$364
7.55
%
Less: Noninterest expense, adjusted (non-GAAP)
D
3,316
3,209
107
3.33
Operating leverage, adjusted (non-GAAP)
4.22
%
Efficiency ratio and efficiency ratio, adjusted:
Efficiency ratio
C/A
63.80
%
67.56
%
68.12
%
(376)
bps
Efficiency ratio, adjusted (non-GAAP)
D/B
63.92
66.52
68.70
(260)
bps
Return on average common equity and return on average common equity, adjusted:
Average common equity (GAAP)
M
$19,698
$19,354
$19,399
$344
2
%
Return on average common equity
K/M
5.23
%
4.30
%
4.46
%
93
bps
Return on average common equity, adjusted (non-GAAP)
L/M
5.14
4.46
4.07
68
bps
Return on average tangible common equity and return on average tangible common equity, adjusted:
Average common equity (GAAP)
M
$19,698
$19,354
$19,399
$344
2
%
Less: Average goodwill (GAAP)
6,876
6,876
6,876
—
—
Less: Average other intangibles (GAAP)
2
4
7
(2)
(50)
Add: Average deferred tax liabilities related to goodwill (GAAP)
502
445
377
57
13
Average tangible common equity
N
$13,322
$12,919
$12,893
$403
3
%
Return on average tangible common equity
K/N
7.74
%
6.45
%
6.71
%
129
bps
Return on average tangible common equity, adjusted (non-GAAP)
L/N
7.60
6.69
6.13
91
bps
Return on average total assets and return on average total assets, adjusted:
Average total assets (GAAP)
O
$143,183
$135,070
$127,624
$8,113
6
%
Return on average total assets
I/O
0.73
%
0.62
%
0.68
%
11
bps
Return on average total assets, adjusted (non-GAAP)
J/O
0.72
0.64
0.62
%
8
bps
Return on average total tangible assets and return on average total tangible assets, adjusted:
Average total assets (GAAP)
O
$143,183
$135,070
$127,624
$8,113
6
%
Less: Average goodwill (GAAP)
6,876
6,876
6,876
—
—
Less: Average other intangibles (GAAP)
2
4
7
(2)
(50)
Add: Average deferred tax liabilities related to goodwill (GAAP)
502
445
377
57
13
Average tangible assets
P
$136,807
$128,635
$121,118
$8,172
6
%
Return on average total tangible assets
I/P
0.76
%
0.65
%
0.71
%
11
bps
Return on average total tangible assets, adjusted (non-GAAP)
J/P
0.75
0.68
0.65
7
bps
FULL YEAR
2016 Change
2015

Key performance metrics, Non-GAAP financial measures and reconciliations
$s in millions, except share, per share and ratio data
2016
2015
2014
$/bps
%
Tangible book value per common share:
Common shares - at end of period (GAAP)
Q
511,954,871
527,774,428
545,884,519
(15,819,557)
(3%)
Common stockholders' equity (GAAP)
$19,499
$19,399
$19,268
$100
1
Less: Goodwill (GAAP)
6,876
6,876
6,876
—
—
Less: Other intangible assets (GAAP)
1
3
6
(2)
(67)
Add: Deferred tax liabilities related to goodwill (GAAP)
532
480
420
52
11
Tangible common equity
R
$13,154
$13,000
$12,806
$154
1
%
Tangible book value per common share
R/Q
$25.69
$24.63
$23.46
$1.06
4
%
Net income per average common share -  basic and diluted, adjusted:
Average common shares outstanding - basic (GAAP)
S
522,093,545
535,599,731
556,674,146
(13,506,186)
(3%)
Average common shares outstanding - diluted (GAAP)
T
523,930,718
538,220,898
557,724,936
(14,290,180)
(3)
Net income available to common stockholders (GAAP)
K
$1,031
$833
$865
$198
24
Net income per average common share -  basic (GAAP)
K/S
1.97
1.55
1.55
0.42
27
Net income per average common share -  diluted (GAAP)
K/T
1.97
1.55
1.55
0.42
27
Net income available to common stockholders, adjusted (non-GAAP)
L
1,012
864
790
148
17
Net income per average common share -  basic, adjusted (non-GAAP)
L/S
1.94
1.61
1.42
0.33
20
Net income per average common share -  diluted, adjusted (non-GAAP)
L/T
1.93
1.61
1.42
0.32
20
FULL YEAR
2016 Change
2015

Key performance metrics, Non-GAAP financial measures and reconciliations
$s in millions, except share, per share and ratio data
Consumer
Commercial
Other
Consolidated
Consumer
Commercial
Other
Consolidated
Consumer
Commercial
Other
Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)
A
$95
$180
$45
$320
$92
$172
$18
$282
$92
$162
$43
$297
Less: Preferred stock dividends
—
—
7
7
—
—
—
—
—
—
7
7
Net income available to common stockholders
B
$95
$180
$38
$313
$92
$172
$18
$282
$92
$162
$36
$290
Return on average tangible common equity:
Average common equity (GAAP)
$5,460
$5,528
$8,472
$19,460
$5,275
$5,278
$9,092
$19,645
$5,190
$5,172
$9,448
$19,810
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
—
—
6,876
6,876
   Average other intangibles (GAAP)
—
—
—
—
—
—
1
1
—
—
1
1
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
531
531
—
—
523
523
—
—
509
509
Average tangible common equity
C
$5,460
$5,528
$2,127
$13,115
$5,275
$5,278
$2,738
$13,291
$5,190
$5,172
$3,080
$13,442
Return on average tangible common equity
B/C
7.06
%
13.18
%
NM
9.68
%
6.97
%
12.94
%
NM
8.43
%
7.04
%
12.50
%
NM
8.58
%
Return on average total tangible assets:
Average total assets (GAAP)
$58,660
$49,243
$40,883
$148,786
$58,066
$48,024
$41,225
$147,315
$56,689
$47,902
$39,808
$144,399
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
—
—
6,876
6,876
  Average other intangibles (GAAP)
—
—
—
—
—
—
1
1
—
—
1
1
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
531
531
—
—
523
523
—
—
509
509
Average tangible assets
D
$58,660
$49,243
$34,538
$142,441
$58,066
$48,024
$34,871
$140,961
$56,689
$47,902
$33,440
$138,031
Return on average total tangible assets
A/D
0.66
%
1.48
%
NM
0.91
%
0.63
%
1.42
%
NM
0.79
%
0.64
%
1.35
%
NM
0.86
%
Efficiency ratio:
Noninterest expense (GAAP)
E
$647
$190
$17
$854
$649
$187
$11
$847
$650
$181
$36
$867
Net interest income (GAAP)
638
346
21
1,005
639
347
—
986
621
327
(3)
945
Noninterest income (GAAP)
220
134
25
379
227
122
28
377
229
123
83
435
Total revenue (GAAP)
F
$858
$480
$46
$1,384
$866
$469
$28
$1,363
$850
$450
$80
$1,380
Efficiency ratio
E/F
75.41
%
39.80
%
NM
61.68
%
74.90
%
39.83
%
NM
62.18
%
76.46
%
40.21
%
NM
62.88
%
2017
2016
2016
THREE MONTHS ENDED MAR 31,
THREE MONTHS ENDED DEC 31,
THREE MONTHS ENDED SEPT 30,
Consumer
Commercial
Other
Consolidated
Consumer
Commercial
Other
Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)
A
$90
$164
($11)
$243
$71
$133
$19
$223
Less: Preferred stock dividends
—
—
—
—
—
—
7
7
Net income available to common stockholders
B
$90
$164
($11)
$243
$71
$133
$12
$216
Return on average tangible common equity:
Average common equity (GAAP)
$5,110
$5,040
$9,618
$19,768
$5,089
$4,790
$9,688
$19,567
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
  Average other intangibles (GAAP)
—
—
2
2
—
—
3
3
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
496
496
—
—
481
481
Average tangible common equity
C
$5,110
$5,040
$3,236
$13,386
$5,089
$4,790
$3,290
$13,169
Return on average tangible common equity
B/C
7.09
%
13.04
%
NM
7.30
%
5.59
%
11.19
%
NM
6.61
%
Return on average total tangible assets:
Average total assets (GAAP)
$55,660
$47,388
$39,131
$142,179
$55,116
$45,304
$38,360
$138,780
Less: Average goodwill (GAAP)
—
—
6,876
6,876
—
—
6,876
6,876
  Average other intangibles (GAAP)
—
—
2
2
—
—
3
3
Add: Average deferred tax liabilities related to goodwill (GAAP)
—
—
496
496
—
—
481
481
Average tangible assets
D
$55,660
$47,388
$32,749
$135,797
$55,116
$45,304
$31,962
$132,382
Return on average total tangible assets
A/D
0.65
%
1.39
%
NM
0.72
%
0.52
%
1.18
%
NM
0.68
%
Efficiency ratio:
Noninterest expense (GAAP)
E
$632
$186
$9
$827
$616
$187
$8
$811
Net interest income (GAAP)
602
314
7
923
581
300
23
904
Noninterest income (GAAP)
219
122
14
355
208
99
23
330
Total revenue (GAAP)
F
$821
$436
$21
$1,278
$789
$399
$46
$1,234
Efficiency ratio
E/F
76.98
%
42.88
%
NM
64.71
%
78.08
%
46.74
%
NM
65.66
%
THREE MONTHS ENDED JUNE 30,
THREE MONTHS ENDED MAR 31,
2016
2016

Key performance metrics, Non-GAAP financial measures and reconciliations
$s in millions, except share, per share and ratio data
1Q17
4Q16
1Q16
$/bps
%
$/bps
%
Income before income tax expense (GAAP)
A
$434
$414
$332
$20
4.8
%
$102
30.7
%
Income tax expense and effective income tax rate, underlying:
Income tax expense (GAAP)
B
$114
$132
$109
($18)
(13.6)%
$5
4.6
%
Less: Settlement of certain state tax matters
(23)
—
—
(23)
(100.0)
(23)
(100.0)
Income tax expense, underlying
C
$137
$132
$109
$5
3.8
%
$28
25.7
%
Effective income tax rate (GAAP)
B/A
26.36
%
31.90
%
32.87
%
(554)
bps
(651)
bps
Effective income tax rate, underlying
C/A
31.56
31.90
32.87
(34)
bps
(131)
bps
Net income, underlying:
Net income (GAAP)
D
$320
$282
$223
$38
13.5
%
$97
43.5
%
Less: Settlement of certain state tax matters
23
—
—
23
100.0
23
100.0
Net income, underlying
E
$297
$282
$223
$15
5.3
%
$74
33.2
%
Net income available to common stockholders, underlying:
Net income available to common stockholders (GAAP)
F
$313
$282
$216
$31
11.0
%
$97
44.9
%
Less: Settlement of certain state tax matters
23
—
—
23
100.0
23
100.0
Net income available to common stockholders, underlying
G
$290
$282
$216
$8
2.8
%
$74
34.3
%
Return on average common equity and return on average common equity, underlying:
Average common equity (GAAP)
H
$19,460
$19,645
$19,567
($185)
(0.9)%
($107)
(0.5)%
Return on average common equity
F/H
6.52
%
5.70
%
4.45
%
82
bps
207
bps
Return on average common equity, underlying
G/H
6.05
5.70
4.45
35
bps
160
bps
Return on average tangible common equity and return on average tangible common equity, underlying:
Average common equity (GAAP)
H
$19,460
$19,645
$19,567
($185)
(0.9)%
($107)
(0.5)%
Less: Average goodwill (GAAP)
6,876
6,876
6,876
—
—
—
—
Less: Average other intangibles (GAAP)
—
1
3
(1)
(100.0)
(3)
(100.0)
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
481
8
1.5
50
10.4
Average tangible common equity
I
$13,115
$13,291
$13,169
($176)
(1.3)%
($54)
(0.4)%
Return on average tangible common equity
F/I
9.68
%
8.43
%
6.61
%
125
bps
307
bps
Return on average tangible common equity, underlying
G/I
8.98
8.43
6.61
55
bps
237
bps
Return on average total assets and return on average total assets, underlying:
Average total assets (GAAP)
J
$148,786
$147,315
$138,780
$1,471
1.0
%
$10,006
7.2
%
Return on average total assets
D/J
0.87
%
0.76
%
0.65
%
11
bps
22
bps
Return on average total assets, underlying
E/J
0.81
0.76
0.65
5
bps
16
bps
Return on average total tangible assets and return on average total tangible assets, underlying:
Average total assets (GAAP)
J
$148,786
$147,315
$138,780
$1,471
1.0
%
$10,006
7.2
%
Less: Average goodwill (GAAP)
6,876
6,876
6,876
—
—
—
—
Less: Average other intangibles (GAAP)
—
1
3
(1)
(100.0)
(3)
(100.0)
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
481
8
1.5
50
10.4
Average tangible assets
K
$142,441
$140,961
$132,382
$1,480
1.0
%
$10,059
7.6
%
Return on average total tangible assets
D/K
0.91
%
0.79
%
0.68
%
12
bps
23
bps
Return on average total tangible assets, underlying
E/K
0.85
0.79
0.68
6
bps
17
bps
Net income per average common share -  basic and diluted, underlying:
Average common shares outstanding - basic (GAAP)
L
509,451,450
512,015,920
528,070,648
(2,564,470)
(0.5)%
(18,619,198)
(3.5)%
Average common shares outstanding - diluted (GAAP)
M
511,348,200
513,897,085
530,446,188
(2,548,885)
(0.5)
(19,097,988)
(3.6)
Net income available to common stockholders (GAAP)
F
$313
$282
$216
$31
11.0
$97
44.9
Net income per average common share -  basic (GAAP)
F/L
0.61
0.55
0.41
0.06
10.9
0.20
48.8
Net income per average common share -  diluted (GAAP)
F/M
0.61
0.55
0.41
0.06
10.9
0.20
48.8
Net income available to common stockholders, underlying
G
290
282
216
8
2.8
74
34.3
Net income per average common share -  basic, underlying
G/L
0.57
0.55
0.41
0.02
3.6
0.16
39.0
Net income per average common share -  diluted, underlying
G/M
0.57
0.55
0.41
0.02
3.6
0.16
39.0
QUARTERLY TRENDS
1Q17 Change
4Q16
1Q16

Key performance metrics, Non-GAAP financial measures and reconciliations
$s in millions, except share, per share and ratio data
MAR. 31,
DEC. 31,
SEP. 30,
JUNE 30,
MAR. 31,
DEC. 31,
SEP. 30,
JUNE 30,
MAR. 31,
DEC. 31,
SEP. 30,
JUNE 30,
MAR. 31,
DEC. 31,
SEP. 30,
2017
2016
2016
2016
2016
2015
2015
2015
2015
2014
2014
2014
2014
2013
2013
Total revenue, adjusted:
Total revenue (GAAP)
A
$1,384
$1,363
$1,380
$1,278
$1,234
$1,232
$1,209
$1,200
$1,183
$1,179
$1,161
$1,473
$1,166
$1,158
$1,153
Less: Special items
—
—
—
—
—
—
—
—
—
—
—
288
—
—
—
Less: Notable items
—
—
67
—
—
—
—
—
—
—
—
—
—
—
—
Total revenues, adjusted (non-GAAP)
B
$1,384
$1,363
$1,313
$1,278
$1,234
$1,232
$1,209
$1,200
$1,183
$1,179
$1,161
$1,185
$1,166
$1,158
$1,153
Noninterest expense, adjusted:
Noninterest expense (GAAP)
C
$854
$847
$867
$827
$811
$810
$798
$841
$810
$824
$810
$948
$810
$818
$788
Less: Restructuring charges and special items
—
—
—
—
—
—
—
40
10
33
21
115
—
26
—
Less: Notable items
—
—
36
—
—
—
—
—
—
—
—
—
—
—
—
Noninterest expense, adjusted (non-GAAP)
D
$854
$847
$831
$827
$811
$810
$798
$801
$800
$791
$789
$833
$810
$792
$788
Efficiency ratio and efficiency ratio, adjusted:
Efficiency ratio
C/A
62
%
62%
63
%
65%
66%
66
%
66%
70
%
68%
70%
70
%
64%
69
%
71
%
68%
Efficiency ratio, adjusted (non-GAAP)
D/B
62
62
63
65
66
66
66
67
68
67
68
70
69
68
68
Net income, adjusted:
Net income (GAAP)
E
$320
$282
$297
$243
$223
$221
$220
$190
$209
$197
$189
$313
$166
$152
$144
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
—
—
—
—
—
—
25
6
20
13
(108)
—
17
—
Add: Notable items, net of income tax expense (benefit)
—
—
(19)
—
—
—
—
—
—
—
—
—
—
—
—
Net income, adjusted (non-GAAP)
F
$320
$282
$278
$243
$223
$221
$220
$215
$215
$217
$202
$205
$166
$169
$144
Net income per average common share -  diluted, and net income per average common share -  diluted, adjusted
Net income available to common stockholders (GAAP)
G
$313
$282
$290
$243
$216
$221
$213
$190
$209
$197
$189
$313
$166
$152
$144
Add: Restructuring charges and special items, net of income tax expense (benefit)
—
—
—
—
—
—
—
25
6
20
13
(108)
—
17
—
Add: Notable items, net of income tax expense (benefit)
—
—
(19)
—
—
—
—
—
—
—
—
—
—
—
—
Net income available to common stockholders, adjusted (non-GAAP)
H
$313
$282
$271
$243
$216
$221
$213
$215
$215
$217
$202
$205
$166
$169
$144
Average common shares outstanding - diluted (GAAP)
P
511,348,200
513,897,085
521,122,466
530,365,203
530,446,188
530,275,673
533,398,158
539,909,366
549,798,717
550,676,298
560,243,747
559,998,324
559,998,324
559,998,324
559,998,324
Net income per average common share -  diluted
G/P
$0.61
$0.55
$0.56
$0.46
$0.41
$0.42
$0.40
$0.35
$0.38
$0.36
$0.34
$0.56
$0.30
$0.27
$0.26
Net income per average common share -  diluted, adjusted (non-GAAP)
H/P
0.61
0.55
0.52
0.46
0.41
0.42
0.40
0.40
0.39
0.39
0.36
0.37
0.30
0.30
0.26
Return on average tangible common equity and return on average tangible common equity, adjusted:
Average common equity (GAAP)
$19,460
$19,645
$19,810
$19,768
$19,567
$19,359
$19,261
$19,391
$19,407
$19,209
$19,411
$19,607
$19,370
$19,364
$19,627
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Average other intangibles (GAAP)
—
1
1
2
3
3
4
5
5
6
6
7
7
8
9
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
509
496
481
468
453
437
422
403
384
369
351
342
325
Average tangible common equity
J
$13,115
$13,291
$13,442
$13,386
$13,169
$12,948
$12,834
$12,947
$12,948
$12,730
$12,913
$13,093
$12,838
$12,822
$13,067
Return on average tangible common equity
G/J
9.68
%
8.43
%
8.58
%
7.30
%
6.61
%
6.75
%
6.60
%
5.90
%
6.53
%
6.12
%
5.81
%
9.59
%
5.24
%
4.71
%
4.34
%
Return on average tangible common equity, adjusted (non-GAAP)
H/J
9.68
8.43
8.02
7.30
6.61
6.75
6.60
6.67
6.73
6.76
6.22
6.28
5.24
5.24
4.34
Return on average total tangible assets and return on average total tangible assets, adjusted:
Average total assets (GAAP)
K
$148,786
$147,315
$144,399
$142,179
$138,780
$136,298
$135,103
$135,521
$133,325
$130,671
$128,691
$127,148
$123,904
$120,393
$117,386
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Average other intangibles (GAAP)
—
1
1
2
3
3
4
5
5
6
6
7
7
8
9
Add: Average deferred tax liabilities related to goodwill (GAAP)
531
523
509
496
481
468
453
437
422
403
384
369
351
342
325
Average tangible assets
L
$142,441
$140,961
$138,031
$135,797
$132,382
$129,887
$128,676
$129,077
$126,866
$124,192
$122,193
$120,634
$117,372
$113,851
$110,826
Return on average total tangible assets
E/L
0.91
%
0.79
%
0.86
%
0.72
%
0.68
%
0.67
%
0.68
%
0.59
%
0.67
%
0.63
%
0.61
%
1.04
%
0.57
%
0.53
%
0.52
%
Return on average total tangible assets, adjusted (non-GAAP)
F/L
0.91
0.79
0.80
0.72
0.68
0.67
0.68
0.67
0.69
0.69
0.66
0.68
0.57
0.59
0.52
FOR THE THREE MONTHS ENDED